UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2005

CYMER, INC.

(Exact name of Registrant as specified in charter)

NEVADA	0-21321	33-0175463
(State or jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17075 THORNMINT COURT

SAN DIEGO, CALIFORNIA 92127

(Address of principal executive offices)

(858) 385-7300

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

(a)  On May 19, 2005, our stockholders approved our 2005 Equity Incentive Plan, a copy of which is filed herewith as Exhibit 99.1. The 2005 Equity Incentive Plan provides for the grant or award of various equity incentives to our employees, directors and consultants, including stock options granted pursuant to a stock option agreement, the form of which is filed herewith as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

99.1	Cymer, Inc. 2005 Equity Incentive Plan.
99.2	Form of Stock Option Agreement used in connection with the 2005 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYMER, INC.

	By:	/s/ Nancy J. Baker
Date: May 20, 2005		Nancy J. Baker
Senior Vice President and Chief Financial Officer